SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:


[_]      Preliminary Proxy Statement                 [_]    Confidential, for Use of the
[X]      Definitive Proxy Statement                         Commission Only (as permitted by
[_]      Definitive Additional Materials                    Rule 14a-6(e)(2))
[_]      Soliciting Material Pursuant to
         (ss.)240.14a-12

                              VSI LIQUIDATION CORP.
                (Name of Registrant as Specified In Its Charter)

                                       N/A
                    ----------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:
     2)   Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4)   Proposed maximum aggregate value of transaction:
     5)   Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:
      2)  Form, Schedule or Registration Statement No.:
      3)  Filing Party:
      4)  Date Filed:

                              VSI LIQUIDATION CORP.
                             2170 PIEDMONT ROAD, NE
                             ATLANTA, GEORGIA 30324
                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders:

     The Annual Meeting of Stockholders of VSI Liquidation Corp. ("VSI") will be held at the offices of RFA Management Company, LLC at 2801 Buford Highway, Suite 470, Atlanta, Georgia, 30329 on Monday, January 16, 2006, at 4:30 p.m., Atlanta time, for the purpose of considering and acting upon the following:

     1.   The election of two directors to the board of directors; and

     2. To transact such other business as may properly come before the annual meeting or any adjournment thereof.

     The board of directors has fixed the close of business on December 1, 2005 as the record date for determination of stockholders of VSI entitled to receive notice of and to vote at the annual meeting or any adjournments thereof.

     Your vote is important! Whether you expect to attend the meeting or not, please date, sign, complete, and return the accompanying proxy in the enclosed self-addressed envelope as promptly as possible.

                                       By Order of the Board of Directors:


                                       /s/ Donald P. Carson
                                       Donald P. Carson
                                       Director



Date:  December 1, 2005

     A copy of the Annual Report on Form 10-K of VSI Liquidation Corp. for the fiscal year ended June 30, 2005, containing financial statements, is enclosed.

                              VSI LIQUIDATION CORP.
                              2170 PIEDMONT ROAD NE
                             ATLANTA, GEORGIA 30324
                    ----------------------------------------
                       2006 ANNUAL MEETING OF STOCKHOLDERS

                                 PROXY STATEMENT
                    ----------------------------------------

                               GENERAL INFORMATION

     This proxy statement is furnished for the solicitation of proxies by the board of directors of VSI Liquidation Corp. for its Annual Meeting of Stockholders to be held on January 16, 2006, at 4:30 p.m., Atlanta time, at the offices of RFA Management Company, LLC at 2801 Buford Highway, Suite 470, Atlanta, Georgia, 30329.

     This proxy statement and the accompanying form of proxy are being first mailed to stockholders on or about December 1, 2005. The stockholder giving the proxy may revoke it at any time before it is exercised at the meeting by: (i) delivering to the secretary of VSI a written instrument of revocation bearing a date later than the date of the proxy; (ii) duly executing and delivering to the secretary a subsequent proxy relating to the same shares; or (iii) attending the meeting and voting in person, attendance at the meeting will not in and of itself constitute revocation of a proxy. Any proxy which is not revoked will be voted at the annual meeting in accordance with the stockholder's instructions. If a stockholder returns a properly signed and dated proxy card but does not mark any choices on one or more items, his or her shares will be voted in accordance with the recommendations of the board of directors as to such items. The proxy card gives authority to the proxies to vote shares in their discretion on any other matter properly presented at the annual meeting.

     Proxies will be solicited from VSI's stockholders by mail. VSI will pay all expenses in connection with the solicitation, including postage, printing and handling, and the expenses incurred by brokers, custodians, nominees and fiduciaries in forwarding proxy material to beneficial owners. VSI does not intend to employ a proxy solicitation firm to solicit proxies in connection with the annual meeting. It is possible that directors, officers and regular employees of VSI may make further solicitation personally or by telephone, telegraph or mail. Directors and officers of VSI will receive no additional compensation for any such further solicitation.

     Only holders of record of VSI's common stock at the close of business on December 1, 2005 are entitled to notice of, and to vote at, the annual meeting. At the close of business on December 1, 2005, VSI had outstanding a total of 7,906,617 shares of common stock. Each such share will be entitled to one vote, non-cumulative, on each matter to be considered at the annual meeting. A majority of the outstanding shares of common stock, present in person or represented by proxy at the annual meeting, will constitute a quorum for the transaction of business at the annual meeting.

     Votes cast by proxy or in person at the annual meeting will be counted by the persons appointed by VSI to act as election inspectors for the meeting. The inspectors will ascertain the number of shares outstanding and the voting power of each of such shares, determine the shares represented at the meeting and the validity of proxies and ballots, count all votes and ballots and perform certain other duties as required by law.

     Nominees for election as directors will be elected by a plurality of the votes cast by the holders of shares entitled to vote in the election. Accordingly, the two nominees receiving the highest vote totals will be elected as directors of VSI at the annual meeting. It is expected that shares held by executive officers and directors of VSI, which in the aggregate represent approximately 73.4% of the outstanding shares of common stock, will be voted for the director nominees. With respect to election of directors, abstentions, votes "withheld" and broker non-votes will be disregarded and have no effect on the outcome of the vote.

     There are no rights of appraisal or similar dissenters' rights with respect to any matter to be acted upon pursuant to this proxy statement.

                    SALE OF SUBSTANTIALLY ALL OF VSI'S ASSETS

     On September 8, 1998, the Company entered into a Second Amended and Restated Asset Purchase Agreement (the "Purchase Agreement") whereby essentially all assets of the Company would be sold to, and substantially all liabilities of the Company would be assumed by, HydroChem Industrial Services, Inc. ("HydroChem"). This transaction closed on January 5, 1999, and was effective as of January 1, 1999. The purchase price for these assets and liabilities was approximately $30.0 million, adjusted for increases or decreases in net assets after June 30, 1998. $4.0 million of the proceeds were placed in escrow to secure and indemnify HydroChem for any breach of the Company's covenants and for any environmental liabilities. Escrow funds were released over the six year period following the closing. The remaining escrow balance of $578,000 at June 30, 2005, is expected to be utilized for certain environmental remediation.


     VSI changed its name from Valley Systems, Inc. to VSI Liquidation Corp. after the closing of this transaction, and does not have and will not have any business operations in the future other than those associated with the winding up and dissolution of VSI, including distribution of any escrow funds released to VSI. After the closing, VSI used approximately $5.5 million of the proceeds of the sale to redeem the outstanding shares of Series C Preferred Stock, approximately $380,000 to redeem outstanding employee stock options and approximately $165,000 to pay retention bonuses to certain officers and employees. VSI also paid a liquidating dividend of $16.8 million ($2.13 per common share) to common stockholders from the proceeds of the sale. Additional liquidating dividends of approximately $1.2 million ($.15 per share), $790,000 ($.10 per share) and $950,000 ($.12 per share) were paid to common stockholders in February 2000, 2001 and 2002, respectively.


                              ELECTION OF DIRECTORS

     The proxy holders intend to vote "FOR" election of the nominees named below, who are currently members of the board, as directors of VSI, unless otherwise specified in the proxy. Directors of VSI elected at the annual meeting to be held on January 17, 2006 will hold office until the next annual meeting or until their successors are elected and qualified.

     Each of the nominees has consented to serve on the board of directors, if elected. Should any nominee for the office of director become unable to accept nomination or election, which is not anticipated, it is the intention of the persons named in the proxy, unless otherwise specifically instructed in the proxy, to vote for the election of such other person as the board may recommend.

     The name and age of each nominee, the period during which such person has served as a director and each nominee's principal occupation during the last five years is set forth below.

                                       DIRECTOR
    NAME                      AGE      SINCE        PRINCIPAL OCCUPATION
    Allen O. Kinzer           65       1991         President of A.O. Kinzer and Associates, Inc.

    Donald P. Carson          56       2004         General   Manager   of  RFA   Management   Company,   LLC(1)
                                                    2002-2003:  COO  and  CFO,  Atlanta  Symphony  Orchestra,  a
                                                    division  of the Robert W.  Woodruff  Arts  Center,  Inc.
                                                    1999-2003:   Principal,   The  Ansley  Capital  Group,   LLC
                                                    1998-1999: Principal, Paradigm Capital LLC

___________________
     (1) RFA Management Company, LLC and Rollins Investment Fund, the majority owner of the common stock of VSI, are controlled indirectly by Gary and Randall Rollins.

     VSI does not have a nominating committee. Director nominations are reviewed by the entire board of directors. VSI has not engaged, nor does it believe that it is necessary to engage, any third party to assist it in identifying director candidates, and it has never received a proposed candidate from a source outside of VSI. Historically, the board of directors has not entertained outside candidates for board nominees given that the Company is a "controlled" company under the rules of the Nasdaq Stock Market, with management and affiliates controlling an aggregate of approximately 73% of the voting shares. In formulating its slate of director nominees for the annual meeting each year, the board of directors may consider director candidates recommended by stockholders. The board of directors does not have a written policy for how it will consider such recommendations due to the lack of experience with such recommendations and the need to evaluate such recommendations on a case-by-case basis.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The board of directors of VSI recommends a vote FOR the election of each of the director nominees named above.

STOCKHOLDER COMMUNICATIONS

     Stockholders may communicate with VSI's directors in writing to VSI Liquidation Corp., Attn: Directors, 2170 Piedmont Road NE, Atlanta, GA 30324 or via e-mail to phadlock@rfallc.com. Communication by mail to any or all of the directors will be forwarded to all of the director(s). E-mails received by VSI for any or all of VSI's directors will be forwarded by VSI to the director(s). All stockholder messages will be forwarded directly to the directors specified by the stockholder.

                      COMMITTEES AND MEETINGS OF THE BOARD

     The board of directors has established three committees: the audit committee, the stock option committee and the compensation committee. However, the board currently performs all functions of these three committees. During the fiscal year ended June 30, 2005, the board of directors met once, and all of VSI's directors were present. VSI does not have a policy with respect to director attendance at meetings of stockholders. All of the directors attended the 2005 meeting of the stockholders.

     Each non-employee director receives a $6,000 annual retainer, and $2,000 for each board meeting actually attended, as well as reimbursement for actual expenses of such attendance.

     Notwithstanding anything to the contrary set forth in any of VSI's filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, that might incorporate other VSI filings, including this proxy statement, in whole or in part, the following Report and Performance Graph shall not be incorporated by reference into any such filings.

                        REPORT OF THE BOARD OF DIRECTORS
                            ON EXECUTIVE COMPENSATION

     The board of directors as a whole performed the functions of the compensation committee throughout the 2005 fiscal year.

     Prior to the closing of HydroChem, the board made subjective salary decisions in annual reviews. This annual review considered the decision-making responsibilities of each position, the experience and work performance. The board subjectively viewed work performance as the most important measurement factor. The remaining measurement factors, decision-making responsibilities and experience were weighted equally. Subsequent to the closing of HydroChem no compensation has been paid to any executive officer of VSI, except as set forth below.

     Prior to the closing of HydroChem, VSI's total compensation program for the CEO and the other executive officers was determined in accordance with the manner discussed above. Mr. Strickland was named CEO in October 1993. Currently, Mr. Strickland is paid only a nominal annual consulting fee, $10,000 in fiscal year 2005, for his services until such time as VSI is dissolved.

                                            BOARD OF DIRECTORS
                                            Donald P. Carson
                                            Allen O. Kinzer

                                PERFORMANCE GRAPH

     The following graph sets forth the cumulative stockholder return to VSI's stockholders during the five years ended June 30, 2005, as well as an overall stock market index (CRSP Total Return Index for The Nasdaq Stock Market: US Companies) and VSI's peer group index (CRSP Total Return Index for The Nasdaq Stock Market: Non-Financial Stocks). The stock performance graph assumes $100 was invested on June 30, 2000 and reinvestment of all dividends.

                   VALUE OF $100 INVESTED ON JUNE 30, 1999 AT:

         COMPARISON OF CUMULATIVE TOTAL RETURN OF ONE OR MORE COMPANIES,
               PEER GROUPS, INDUSTRY INDEXES AND/OR BROAD MARKETS

                                [OBJECT OMITTED]

                                                                  FISCAL YEAR ENDING
                                 -------------------------------------------------------------------------------------
                                 6/30/2000     6/29/2001      6/18/2002      6/30/2003      6/30/2004     6/30/2005
VSI LIQUIDATION CORP                100.00      151.19         201.53           58.75       41.96           54.55
NASDAQ Non-Financial                100.00       51.32          34.12           37.71       48.35           48.17
NASDAQ US Only                      100.00       55.10          37.95           41.54       53.74           53.99

     Total return assumes reinvestment of dividends. A total of $2.50 per share has been distributed by VSI through February 28, 2002.

                             EXECUTIVE COMPENSATION

     The following table sets forth the compensation paid by VSI to VSI's Chief Executive Officer during the 2005 fiscal year. No other person served as an executive officer of VSI during fiscal year 2005.

                                            SUMMARY COMPENSATION TABLE

                                                                               LONG TERM COMPENSATION
                                                                           -----------------------------
                                              ANNUAL COMPENSATION              AWARDS         PAYOUTS
                                       -----------------------------------   -------------  ------------
                                                                              SECURITIES
                                                            OTHER ANNUAL      UNDERLYING        LTIP       ALL OTHER
     NAME AND PRINCIPAL               SALARY     BONUS      COMPENSATION     OPTIONS/SARS     PAYOUTS     COMPENSATION
         POSITION            YEAR       ($)        ($)            ($)             (#)            ($)          ($)
---------------------------- ----     -------   --------  -----------------  -------------  ------------- -------------
  Ed Strickland (1)          2005         -0-         -0-           10,000              -0-     -0-             -0-
  President and Chief        2004         -0-         -0-           10,000              -0-     -0-             -0-
  Executive Officer          2003         -0-         -0-           10,000              -0-     -0-             -0-


(1) Mr. Strickland, age 58, was appointed president and chief executive officer in October 1993. He manages several other companies for RFA Management Company, LLC ("RFA"). RFA and Rollins Investment Fund, the majority owner of the common stock of VSI, are controlled indirectly by Gary and Randall Rollins. VSI does not pay Rollins Investment Fund or RFA a management fee for his services. Mr. Strickland receives $10,000 per year in the form of a consulting fee from VSI.

OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

     There were no option/SAR grants made during the 2005 fiscal year.

AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTIONS/SAR VALUES

     There were no option/SAR exercises in the 2005 fiscal year. In connection with the sale of VSI to HydroChem, all outstanding options for employees and directors were redeemed.

LONG TERM INCENTIVE PLANS AND RETIREMENT PLANS

     VSI has never had any long term incentive plans or retirement plans.


     SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires VSI's executive officers and directors, and persons who beneficially own more than ten percent of VSI's stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish VSI with copies of all Section 16(a) forms they file.

     Based solely on a review of the copies of reports furnished to VSI or written representations from reporting persons, VSI believes that with respect to the fiscal year ended June 30, 2005 all of such filing requirements were complied with.

                    BENEFICIAL OWNERSHIP OF VOTING SECURITIES

     The following table sets forth certain information as of October 18, 2005 with respect to the beneficial ownership of the common stock of VSI by each beneficial owner of more than 5% of the outstanding shares. In addition, this table includes the outstanding voting securities beneficially owned by the executive officer and directors and the number of shares owned by the executive officer and directors as a group. Unless otherwise indicated, the owners have sole voting and investment power with respect to their respective shares.


                                                       NUMBER OF SHARES
          NAME AND ADDRESS OF                           BENEFICIALLY        PERCENTAGE OF
          BENEFICIAL OWNER                                 OWNED            SHARES OWNED
          --------------------------------------     --------------------  ----------------
           Rollins Investment Fund (1)                   5,689,945(2)                72.0%
           R. Randall Rollins (1)                        5,689,945(2)                72.0%
           Gary W. Rollins (1)                           5,689,945(2)                72.0%
           Ed Strickland (3)                               112,000                    1.4%
           Donald P. Carson(1) (4)                               0                      0%
           Allen O. Kinzer (3)                                   0                      0%
           Executive officer and directors
                 as a group (3 persons)                  5,801,945(2)(4)             73.4%

____________________________

Addresses are c/o Rollins Investment Fund, P.O. Box 647, Atlanta, Georgia 30301.
(1) Rollins Investment Fund ("RIF") beneficially owns an aggregate 5,689,945 shares of VSI's common stock with respect to which RIF has sole voting and dispositive power. The voting interests of RIF are held by two revocable trusts, for one of which each of Gary or Randall Rollins is the grantor and sole trustee. As a trustee, R. Randall Rollins has shared voting and dispositive power with respect to the entire 5,689,945 shares held by RIF. As a trustee, Gary W. Rollins has shared voting and dispositive power with respect to the entire 5,689,945 shares held by RIF. Given each individual's ability to influence the disposition of all of RIF's holdings, they have deemed it appropriate to report beneficial ownership on a shared basis for the entire number of shares held by RIF.
(2) Addresses are c/o VSI Liquidation Corp., 2170 Piedmont Road NE, Atlanta, Georgia 30324.
(3) Donald P. Carson, presently a director of VSI, is General Manager of RIF and was appointed to the board of directors of VSI pursuant to a right guaranteed to RIF in connection with its purchase of common stock of VSI in December 1991. Mr. Carson disclaims beneficial ownership of the shares held by RIF, although due to his affiliation with RIF, and RIF's right to name a director of VSI, those shares are included in the total reported for the executive officer and directors as a group.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Hall, Kistler & Company LLP served as the independent public accountants providing auditing services for fiscal year 2005. Approval or selection of the independent certified public accountants will not be submitted to the annual meeting of stockholders. The board of directors will select the independent certified public accountants and believes that it would be to the detriment of VSI and its stockholders for there to be any impediment, such as selection or ratification by the stockholders, to exercising its judgment to select the independent certified public accountants or to remove them if, in its opinion, such removal is in the best interest of VSI and its stockholders.

     The full board of directors serves the function of the audit committee, including the selection of the independent public accountants, the scope of audit procedures, the nature of all audit and nonaudit services to be performed, the fees to be paid to the independent public accountants, the performance of the independent public accountants and VSI's accounting practices and policies. In the judgment of VSI's board, under the listing standards of the Nasdaq Stock Market, Mr. Kinzer qualifies as an independent director, but Mr. Carson does not so qualify due to the relationships described above under "Beneficial Ownership of Voting Securities." The board of directors does not include a financial expert, as defined by the Securities and Exchange Commission, because the board considers it not cost effective to seek a financial expert candidate given that VSI has no operations. In addition, because VSI has no employees, VSI has elected not to implement a code of ethics.

     The board of directors discussed with the independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61. VSI's independent public accountants provided to the board of directors the written disclosures and the letter required by the Independence Standards
Board's Standard No. 1, and the board of directors discussed with the independent public accountant that firm's independence.

     Representatives of Hall, Kistler & Company LLP will not be present at the annual meeting.

FEES PAID TO INDEPENDENT PUBLIC ACCOUNTANTS IN FISCAL 2005 AND 2004

     During fiscal 2005 and 2004, VSI incurred the following fees for services performed by Hall, Kistler & Company LLP:

                                                            FISCAL 2005             FISCAL 2004
                                                        --------------------    --------------------
         Audit Fees                                      $           6,200       $           6,000
         Audit-related Fees (1)                                      4,800                   4,200
         Tax Fees ((2))                                              2,910                   3,977
         All Other Fees                                                  0                       0

__________________
(1) Audit-related fees consist of fees for the auditors' quarterly review of VSI's Form 10-Q.
(2) Tax services included federal, state and local tax return preparation and tax consulting services.

     The board of directors approves all services provided by the auditors, and approved the services reported above. The board of directors has determined that the payments made to its independent accountants for non-audit services for fiscal year ended June 30, 2005 are compatible with maintaining such auditors' independence. All of the hours expended on the principal accountant's engagement to audit the financial statements of VSI for the fiscal years 2005 and 2004 were attributable to work performed by full-time, permanent employees of the principal accountant. There are no pre-approved services or amounts currently set by the board of directors.

                              STOCKHOLDER PROPOSALS

     Appropriate proposals of stockholders intended to be presented at VSI's 2007 Annual Meeting of Stockholders pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934 must be received by VSI by August 3, 2006 for inclusion in its proxy statement and form of proxy relating to that meeting. In addition, all stockholder proposals submitted outside of the stockholder proposal rules promulgated pursuant to Rule 14a-8 under the Exchange Act must be received by VSI by October 16, 2006 in order to be considered timely. If such stockholder proposals are not timely received, proxy holders will have discretionary voting authority with regard to any such stockholder proposals which may come before the annual meeting. With regard to such stockholder proposals, if the date of the 2007 annual meeting is subsequently advanced or delayed by more than 30 calendar days from the date of the 2006 annual meeting to which this proxy statement relates, VSI shall, in a timely manner, inform stockholders of the change and the date by which proposals must be received.

                                 OTHER BUSINESS

     While management of VSI does not know of any matters that may be brought before the annual meeting, other than as set forth in the Notice of Annual Meeting of Stockholders, the proxy confers discretionary authority with respect to the transaction of any other business. It is expected that the proxies will be voted in support of management on any question that may properly be submitted to the annual meeting.

     UPON THE WRITTEN REQUEST OF ANY RECORD OR BENEFICIAL OWNER OF COMMON STOCK OF VSI WHOSE PROXY WAS SOLICITED IN CONNECTION WITH THE 2006 ANNUAL MEETING OF STOCKHOLDERS, VSI WILL FURNISH SUCH OWNER, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K WITHOUT EXHIBITS FOR ITS FISCAL YEAR ENDED JUNE 30, 2005. REQUEST FOR A COPY OF SUCH ANNUAL REPORT ON FORM 10-K SHOULD BE ADDRESSED TO DONALD P. CARSON, VSI LIQUIDATION CORP., 2170 PIEDMONT ROAD, NE, ATLANTA, GEORGIA 30324.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO SIGN, COMPLETE, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, TO WHICH NO POSTAGE NEED BE AFFIXED.

                                          By Order of the Board of Directors


                                          /s/ Donald P. Carson
                                          Donald P. Carson, Director

Dated:   December 1, 2005

                              VSI LIQUIDATION CORP.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                FOR USE AT THE ANNUAL MEETING ON JANUARY 16, 2006

     The undersigned stockholder hereby appoints Donald P. Carson and Allen O. Kinzer, or any of them, with full power of substitution, to act as proxy for, and to vote the stock of, the undersigned at the Annual Meeting of Stockholders of VSI Liquidation Corp. to be held on January 16, 2006, and any adjournments thereof.

     The undersigned acknowledges receipt of Notice of the Annual Meeting of Stockholders and Proxy Statement, each dated December 1, 2005, and grants authority to said proxies, or their substitutes, and ratifies and confirms all that said proxies may lawfully do in the undersigned's name, place and stead. The undersigned instructs said proxies to vote as indicated below.

1.   ELECTION OF DIRECTORS:

      |_| FOR election of the individuals set forth below as     |_| REFRAIN FROM VOTING FOR election of the
          director nominees (except as marked to the contrary)       individuals set forth below as director
                                                                     nominees

          NOMINEES: Donald P. Carson and Allen O. Kinzer

(INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), write that person's name on the space provided below.)

________________________________________________________________________________

2.   Upon such other matters as may properly come before the meeting.

THE PROXIES SHALL VOTE AS SPECIFIED ABOVE, OR IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE LISTED NOMINEES.

                                            Date: _______________________, 200__


                    ____________________________________________________________
                                            (Signature)

                    ____________________________________________________________
                                     (Signature if held jointly)

                    (Stockholders should sign exactly as name appears on stock. Where there is more than one owner each should sign. Executors, Administrators, Trustees and others signing in a representative capacity should so indicate.)

                    Please enter your Social Security Number or Federal Employer Identification Number here: ________________________________

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.